UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   X    Filed by a party other than the Registrant
                        -----                                             -----

Check the appropriate box:

         Preliminary Proxy Statement
-----
         CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
-----    RULE 14A-6(E)(2)

  X      Definitive Proxy Statement
-----
         Definitive Additional Materials
-----
         Soliciting Material Pursuant to ss.240.14a-12
-----

                                  CRESTED CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X      No fee required.
-----
         Fee computed on table below per Exchange Act
-----    Rules 14a-6(i)(1) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

                                  CRESTED CORP.

                     MINERALS PLAZA, GLEN L. LARSEN BUILDING
                               877 NORTH 8TH WEST
                             RIVERTON, WYOMING 82501

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 6, 2003


We are pleased to give you notice of our Annual Meeting of Shareholders:

Date:          Friday, June 6, 2003

Time:          11:00 AM MST

Place:         877 North 8th West, Riverton, Wyoming 82501

Purpose:       -  Elect three directors to serve until the next succeeding annual meeting of shareholders, and until their successors have been duly elected or appointed and qualified;

               -  Ratify appointment of the independent auditors; and

               - Transact any other business that may properly come before the meeting.


Record Date:   May 2, 2003.  The stock transfer books will not be closed.

     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. We appreciate your cooperation.

                                             By Order of the Board of Directors



Dated:  May 2, 2003                          Daniel P. Svilar, Secretary


INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

     Only shareholders of record on May 2, 2003 may vote at the meeting. Only shareholders of record, and beneficial owners on the record date, may attend the meeting. If you plan to attend the meeting, please bring personal identification and proof of ownership if your shares are held in "street name" (i.e., your shares are held of record by brokers, banks or other institutions). Proof of ownership means a letter or statement from your broker showing your ownership of shares on the record date.

     A list of shareholders entitled to vote at the Meeting will be available for inspection by any record shareholder at the Company's principal executive offices in Riverton, Wyoming. The inspection period will begin no later than ten days before the Meeting.

                                  CRESTED CORP.

                     MINERALS PLAZA, GLEN L. LARSEN BUILDING
                               877 NORTH 8TH WEST
                             RIVERTON, WYOMING 82501

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 6, 2003


     The Annual Report to Shareholders, including audited financial statements for the new fiscal year ended December 31, 2002, is mailed to shareholders together with these proxy materials on or about May 9, 2003. The proxy materials consist of this proxy statement and notice of annual meeting, the Annual Report, the Audit Committee Certification and the Audit Committee Charter.

     This proxy statement is provided in connection with a solicitation of proxies by the board of directors of Crested Corp. for use at the annual meeting of shareholders (the "meeting") to be held on Friday, June 6, 2003 and at any adjournments of the meeting.

WHO CAN VOTE

     If you held any shares of common stock on the record date (May 2, 2003), then you will be entitled to vote at the meeting. If you held stock in your own name, you may vote directly. If you owned stock beneficially but in the record name (street name) of an institution, you may instruct the record holder how to vote when the record holder contacts you about voting and gives you the proxy materials.

COMMON STOCK OUTSTANDING ON THE RECORD DATE:  17,114,276 SHARES

QUORUM AND VOTING RIGHTS

     A quorum for the meeting will exist if a majority of the voting power of the shareholders is present at the meeting, in person or represented by properly executed proxy delivered to us prior to the meeting. Shares of common stock present at the meeting that abstain from voting, or that are the subject of broker non-votes, will be counted as present for determining a quorum. A broker non-vote occurs when a nominee holding stock in street name or otherwise for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     You are entitled to one vote for each share of Crested Corp. common stock you hold. That number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election are elected. If you abstain from voting, your shares will not be counted for or against any director.

     Ratification of the appointment of independent auditors will be approved if the number of votes cast in favor exceed the number of votes opposed, in accordance with Colorado law.

     Any other matter which properly comes before the meeting would be approved if the number of votes cast in favor exceed the number of votes opposed, unless Colorado law requires a different approval ratio.

     Abstentions and broker non-votes will have no effect on the election of directors. Abstentions as to all other matters which properly may come before the meeting will be counted as votes against those matters. Broker non-votes as to all other matters will not be counted as votes for or against, and will not be included in calculating the number of votes necessary for approval of these matters.

HOW YOUR PROXY WILL BE VOTED;  RECOMMENDATION OF THE BOARD

     The board of directors is soliciting a proxy in the enclosed form to provide you with the opportunity to vote on all matters scheduled to come before the meeting, whether or not you attend in person.

     The board of directors recommends you vote in favor of the nominees for director, and in favor of ratifying management's re-appointment of the audit firm.

GRANTING YOUR PROXY

     If you sign properly and return the enclosed form of proxy, your shares will be voted as you specify. If you make no specifications, your proxy will be voted in favor of both proposals.

     We expect no matters to be presented for action at the meeting other than the items described in this proxy statement. However, inaccordance with SEC rule 14a-4(c); (1) the enclosed proxy will confer discretionary authority with respect to any other matter that may properly come before the meeting, including any matter of which we did not have notice at least 45 days before the date of mailing proxy materials for last year's meeting, or (2) within a reasonable period of time before the mailing for the current meeting, as we have change our meeting date from December to June. The persons named as proxies intend to vote in accordance with their judgment on any matters that may properly come before the meeting.

REVOKING YOUR PROXY

     If you submit a proxy, you may revoke it later or submit a revised proxy at any time before it is voted. You also may attend the meeting in person and vote by ballot, which would cancel any proxy you previously submitted.

PROXY SOLICITATION

     We will pay all expenses of soliciting proxies for the meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and we will reimburse them for their reasonable expenses. We have not hired a solicitation firm for the meeting. Our employees and directors will solicit proxies by telephone or other means, if necessary; these people will not be paid for these services.

REQUIREMENT AND DEADLINES FOR SHAREHOLDERS TO SUBMIT PROXY PROPOSALS

     Generally, we will hold the annual meeting on the first Friday of each June (June 4 in 2004). Under the rules of the SEC, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our Annual Meeting of Shareholders to be held in June of 2004, the proposal must be received by us in writing at least 150 calendar days in advance of the meeting date (which would be 120 days in advance of the mailing date), at Crested Corp., 877 North 8th West, Riverton, Wyoming 82501; Attention: Daniel P. Svilar, Secretary.

CORPORATE GOVERNANCE, AUDIT COMMITTEE REPORT AND COMPENSATION COMMITTEE

     MEETINGS OF THE BOARD. The board of directors, which held five formal meetings during the seven months ended December 31, 2002, has primary responsibility for directing management of the business. The board currently consists of three members. The board conferred informally on several other occasions during the fiscal year. From time to time the directors also approve various matters by consent minutes without conducting formal meetings.

     AUDIT COMMITTEE. To provide effective direction and review of fiscal matters, the board has established an audit committee. Its current members are John L. Larsen and Michael D. Zwickl. Mr. Zwickl is an independent director under criteria established by the National Association of Securities Dealers, Inc. The audit committee has the responsibility of reviewing our financial statements, exercising general oversight of the integrity and reliability of our accounting and financial reporting practices, and monitoring the effectiveness of our internal control systems. The audit committee also recommends selection of an auditing firm and exercises general oversight of the activities of our independent auditors, principal financial and accounting officers and employees and related matters.

     The audit committee has reviewed our financial statements for the seven months ended December 31, 2002 and discussed them with management. The committee also discussed with the independent audit firm the various matters required to be so discussed in SAS 63 (Codification of Statements on Auditing Standards, AU
380). The committee received the written disclosure and the letter from the independent audit firm as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), and the committee discussed with the audit firm their independence. Based on the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K/A which was filed with the Securities and Exchange Commission on April 3, 2003.

     EXECUTIVE COMMITTEE. The executive committee members are John L. Larsen and Daniel P. Svilar. This committee helps implement the board of directors' overall directives as necessary. This committee usually does not conduct formal meetings (none during the seven months ended December 31, 2002).

     MANAGEMENT COST APPORTIONMENT COMMITTEE, established by USE and Crested in 1982, reviews the apportionment of costs between USE and Crested. John L. Larsen and Robert Scott Lorimer are members of this committee.

     The Board did not appoint nominating or compensation committees during the seven months ended December 31, 2002.

              PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY

     The following is a list of all record holders who, as of the record date, beneficially owned more than 5% of the outstanding shares of common stock, and the outstanding common stock beneficially held by each director and nominee, and by all officers and directors as a group, as reported in filings with the SEC, or as otherwise known to us. Except as otherwise noted, each holder exercises the sole voting and dispositive powers over the shares listed opposite the holder's name, excluding the shares subject to forfeiture. Voting and dispositive powers over the forfeitable shares held by an officer ("Forfeitable Shares") are exercised by the Company's non-employee director. It should be noted that voting and dispositive powers over certain shares are shared by one or more of the listed holders. Such securities are reported opposite each holder having a shared interest therein.

                                           Amount and Nature of Beneficial Ownership
                          ---------------------------------------------------------------------------------
                                Voting Rights               Dispositive Rights
Name and address          ---------------------------  ----------------------------          Total             Percent
of beneficial owner          Sole            Shared        Sole           Shared       Beneficial Ownership   of Class(1)
-------------------          ----            ------        ----           ------       --------------------   -----------

U.S. Energy Corp.(2)       12,020,848        -0-        12,020,848         -0-               12,020,848          70.2%
877 North 8th West
Riverton, WY 82501

John L. Larsen*(3)             -0-         12,184,733       -0-          12,184,733          12,184,733          71.2%
201 Hill Street
Riverton, WY 82501

Harold F. Herron(4)             6,932      12,084,733        6,932       12,084,733          12,091,665          70.7%
3425 Riverside Road
Riverton, WY 82501

Keith G.  Larsen(5)            -0-         12,020,848       -0-          12,020,848          12,020,848          70.2%
4045 Valley Green Circle
Riverton, WY 82501

Don C. Anderson(5)             -0-         12,020,848       -0-          12,020,848          12,020,848          70.2%
P. O. Box 1556
Mesquite, NV  89024

Nick Bebout(5)                 -0-         12,020,848       -0-          12,020,848          12,020,848          70.2%
P. O. Box 112
Riverton, WY 82501

H. Russell Fraser(5)           -0-         12,020,848       -0-          12,020,848          12,020,848          70.2%
Double Diamond X Ranch
3453 Southfork Road
Cody, WY 82414

Daniel P. Svilar*(6)          191,850             -0-      191,850              -0-             191,850           1.1%
580 S. Indiana Street
Hudson, WY 82515

Michael D. Zwickl*(7)         138,418             -0-      138,418              -0-             138,418         ***
123 S. Durbin Street
Casper, WY 82601

Robert Scott Lorimer**(8)         -0-             -0-          -0-              -0-              15,000         ***
11 Kor ell Court
Riverton, WY 82501

All officers and
directors as a group
(five persons)(9)             330,268      12,184,733      330,268       12,184,733          12,515,001          73.1%

--------

     *     Director
     **   Officer
     *** Less than one percent

     (1) Percent of class is computed by dividing the number of shares beneficially owned plus any options held by the reporting person, by the number of shares outstanding plus the shares underlying options held by that person.

     (2) Consists of 12,020,848 shares directly held by USE over which sole voting and dispositive powers are exercised.

     (3) Consists of 12,020,848 Crested shares held by USE, 100,000 shares held by Sutter Gold Mining Company ("SGMC"), 60,000 shares held by Plateau Resources Limited ("Plateau") and 3,885 shares held by Northwest Gold, Inc. ("NWG"), with respect to which shared voting and dispositive powers are exercised as a director with the other directors of those companies.

     (4) Consists of 6,932 directly held shares over which Mr. Herron exercises sole voting and dispositive powers; and 12,020,848 shares held by USE, 60,000 shares held by Plateau, and 3,885 shares held by NWG, with respect to which shared voting and dispositive powers are exercised as a USE, Plateau, and NWG director with the other directors of those companies.

     (5) Consists of 12,020,848 Crested shares held by USE over which the holder shares voting and dispositive powers with the other directors of USE.

     (6) Consists of 191,850 directly held shares, over which Mr. Svilar exercises sole voting and dispositive powers.

     (7) Consists of 123,418 directly held shares and 15,000 shares held by an officer which are subject to forfeiture, over which Mr. Zwickl exercises sole voting and dispositive powers. Mr. Zwickl exercises sole voting and dispositive powers over the shares subject to forfeiture as the only non-employee director of Crested.

     (8) Consists of 15,000 shares subject to forfeiture. Crested's non-employee director exercises sole voting and dispositive powers over such shares.

     (9) The group exercises sole voting and dispositive rights over 330,268 directly held shares and 15,000 shares which are subject to forfeiture. Shared voting and dispositive rights are exercised over the 12,020,848 shares held by USE, 100,000 shares held by SGMC, 60,000 shares held by Plateau and 3,885 shares held by NWG.

         PRINCIPAL HOLDERS OF VOTING SECURITIES OF THE COMPANY'S PARENT
                                U.S. ENERGY CORP.

     The following is a list of all record holders of U.S. Energy Corp. who, as of the record date, beneficially owned more than 5% of the outstanding shares of common stock, and the outstanding common stock beneficially held by each director and nominee, and by all officers and directors as a group, as reported in filings with the SEC, or as otherwise known to us. Except as otherwise noted, each holder exercises the sole voting and dispositive powers over the shares listed opposite the holder's name, excluding the shares subject to forfeiture and those held in ESOP accounts established for the employee's benefit. Dispositive powers over the forfeitable shares held by employees who are not officers and a non-employee director ("Forfeitable Shares") are shared by the USE board of directors. Voting and dispositive powers over forfeitable shares held by USE's five executive officers ("Officers' Forfeitable Shares") are shared by the USE non-employee directors (Messrs. Anderson, Bebout and Fraser). The ESOP Trustees (John L. Larsen and Harold F. Herron) exercise voting powers over non-allocated ESOP shares and dispositive powers over all ESOP shares. It should be noted that voting and dispositive powers over certain shares are shared by one or more of the listed holders. Such securities are reported opposite each holder having a shared interest therein.

                                                  Amount and Nature of Beneficial Ownership
                                --------------------------------------------------------------------------
                                    Voting Rights            Dispositive Rights
Name and address                ----------------------   -------------------------           Total             Percent
of beneficial owner                Sole       Shared         Sole        Shared       Beneficial Ownership    of Class(1)
-------------------                ----       ------         ----        ------       --------------------    -----------
John L. Larsen*(2)               895,746    1,012,657     895,746        1,412,396         2,437,568             19.2%
201 Hill Street
Riverton, WY 82501

Keith G. Larsen(3)               637,112        1,500      601,674          45,180           691,112              5.4%
4045 Valley Green Circle
Riverton, WY 82501

Harold F. Herron(4)              433,841      285,843      405,986         685,582         1,162,581              9.3%
3425 Riverside Road
Riverton, WY 82501

Daniel P. Svilar*(5)             488,749      517,359      488,749         517,359         1,106,958              8.8%
580 S. Indiana Street
Hudson, WY 82515

R. Scott Lorimer**(6)            437,615          -0-      393,906             -0-           504,848              4.0%
11 Korrel Court
Riverton, WY 82501

Michael D. Zwickl*(7)             62,069      512,359       62,069         512,359           574,428              4.7%
123 S. Durbin Street
Casper, WY 82601

All officers and
directors as a group
(four persons)(9)              1,884,179    1,017,657    1,841,100       1,417,396         3,555,375             26.4%

----------

     *    Director
     **  Officer

     (1) Percent of class is computed by dividing the number of shares beneficially owned plus any options held by the reporting person, by the number of shares outstanding plus the shares underlying options held by that person.

     (2) Mr. John L. Larsen exercises sole voting powers over 243,163 directly owned shares, 106,000 shares held in joint tenancy with his wife, 500 shares held in a street name account for his benefit, 52,183 shares held in an Individual Retirement Account ("IRA") established for his benefit, and 493,900 shares underlying options. The directly owned shares include 27,500 shares gifted to his wife, that have remained in Mr. Larsen's name. He exercises shared voting rights over 42,350 shares held directly by his wife, 155,811 shares held by the ESOP, which have not been allocated to accounts established for specific beneficiaries, and shares held by corporations of which Mr. Larsen is a director consisting of 512,359 shares held by Crested Corp. ("Crested"), 125,556 shares held by Plateau Resources Limited ("Plateau"), 175,000 shares held by Sutter Gold Mining Company ("SGMC"), and 1,581 shares held by Northwest Gold, Inc. ("NWG"). Mr. Larsen shares the voting rights over such shares with the other directors of those corporations. Mr. Larsen shares voting powers over the unallocated ESOP shares in his capacity as an ESOP Trustee with the other ESOP Trustees. Shares over which sole dispositive rights are exercised consist of 243,163 directly owned shares, 106,000 joint tenancy shares, 500 shares held in street name, 52,183 shares held in his IRA, and the 493,900 shares underlying options. Shared dispositive powers are exercised over 42,350 shares directly held by wife,

511,870 shares held by the ESOP, 43,680 Forfeitable Shares, 512,359 shares held by Crested, 125,556 shares held by Plateau, 175,000 shares held by SGMC and 1,581 shares held by NWG. The shares listed under "Total Beneficial Ownership" also include 129,426 Officers' Forfeitable Shares.

     (3) Mr. Keith Larsen exercises sole voting rights over 1,774 directly held shares, 6,000 shares as custodian over shares held for his minor children under the Wyoming Uniform Transfers to Minors Act (the "Custodial Shares"), 35,438 shares held in an ESOP account established for his benefit, 593,900 shares underlying options. He exercises shared voting rights over 1,500 shares held directly by his minor children. Mr. Keith Larsen exercises sole dispositive rights over 1,774 directly held shares, 6,000 Custodial shares, and 593,900 shares underlying options. He exercises shared dispositive rights over 1,500 shares held directly by his minor children and 43,680 Forfeitable Shares. The shares listed under "Total Beneficial Ownership" also include 8,820 Officers' Forfeitable Shares.

     (4) Mr. Herron exercises sole voting powers over 47,986 directly owned shares, 11,000 shares held in an IRA established for his benefit, 7,600 Custodial Shares, 339,400 shares underlying options, and 27,855 shares held in the ESOP account established for his benefit. Shared voting powers are exercised over 2,895 shares held directly by his wife, 155,811 which have not been allocated to accounts established for specific beneficiaries, 125,556 shares held by Plateau, 1,581 shares held by NWG. Sole dispositive powers are exercised over 47,986 directly held shares, 11,000 shares held in his IRA, 7,600 Custodial Shares and 339,400 shares underlying options. Mr. Herron exercises shared dispositive rights over 2,895 wife's shares, 511,870 shares held by the ESOP, 125,556 shares held by Plateau, 1,581 shares held by NWG, and 43,680 Forfeitable Shares. Mr. Herron exercises shared dispositive and voting powers over the shares held by Plateau and NWG as a director of those companies with the other directors of those companies and over the ESOP shares in his capacity as an ESOP Trustee with the other ESOP Trustees. The shares listed under "Total Beneficial Ownership" also include 71,013 Officers' Forfeitable Shares.

     (5) Mr. Svilar exercises sole voting powers over 50,121 directly owned shares, 8,375 shares held in joint tenancy with his wife, 34,723 shares held in an IRA established for his benefit, 630 shares held in a street name account established for his benefit, 1,000 Custodial Shares, and 393,900 shares underlying options. He exercises shared voting over 512,359 shares held by Crested and 5,000 shares held by a private corporation of which he is a director and officer. He exercises sole dispositive power over 50,121 directly held shares, 8,375 joint tenancy shares, 34,823 IRA shares, 630 street name shares, 1,000 Custodial Shares, and 393,900 shares underlying his options. Mr. Svilar exercises shared dispositive rights over 512,359 shares held by Crested and 5,000 shares held by a private corporation of which he is a director. The shares listed under "Total Beneficial Ownership" also include 100,850 Officers' Forfeitable Shares.

     (6) Mr. Lorimer exercises sole voting rights over 41,673 directly held shares, 43,709 shares held in the ESOP account established for his benefit, and 352,233 shares underlying options. He exercises sole dispositive rights over 41,673 directly held shares, and 352,233 shares underlying options. The shares listed under "Total Beneficial Ownership" also include 67,233 Officers' Forfeitable Shares.

     (7) Mr. Zwickl exercises sole voting and dispositive powers over 3,444 shares held in an IRA established for his benefit, 53,625 shares held by two limited partnerships, of which he is the sole officer and director of the corporate general partner, and 5,000 shares underlying options. As a director of Crested, Mr. Zwickl exercises shared voting and dispositive powers over 512,359 shares held by Crested with the other Crested directors.

     (8) The group exercises sole voting rights over 334,957 directly held shares, 114,375 shares held in joint tenancy, 90,350 shares held in IRAs, 1,130 shares held in street name, 1,000 Custodial Shares, 43,709 ESOP shares, and 1,245,033 shares underlying options. Shared voting rights are exercised over 42,350 shares held directly by spouses, 155,811 shares held in the ESOP which are not allocated to plan participants, 512,359 shares held by Crested, 125,556 shares held by Plateau, 175,000 shares held by SGMC, 1,581 shares held by NWG, and 5,000 shares held by private corporations. The sole dispositive shares consist of 334,957 directly held shares, 114,375 shares held in joint tenancy, 90,350 shares held in IRAs, 1,130 shares held in street name, 1,000 Custodial Shares, and 1,245,033 shares underlying options. The group exercises shared dispositive rights over 42,350 shares held directly by spouses, 511,879 shares held in the ESOP, 512,359 shares held by Crested, 125,556 shares held by Plateau, 175,000 shares held by SGMC, 1,581 shares held by NWG, 5,000 shares held by private corporations, and 43,680 Forfeitable Shares. The shares listed under "Total Beneficial Ownership" also include 297,509 Officers' Forfeitable Shares.

     Each director of the Company beneficially holds 5,000,000 shares of Four Nines Gold, Inc. ("FNG") stock held by the Company, and 5,000,000 shares held by USECC Joint Venture ("USECC") over which they exercise shared voting and dispositive powers as Company directors. Those shares represent 2% of the outstanding shares of FNG. John L. Larsen beneficially holds 272,500,000 shares of the common stock of FNG, representing 54.4% of its outstanding shares. Mr. Larsen's FNG shares include 7,500,000 directly-owned shares, 255,000,000 shares held by USE, 5,000,000 shares held by the Company and the 5,000,000 shares held by USECC, over which he shares voting and dispositive powers with the remaining directors of USE and the Company, respectively. Daniel P. Svilar beneficially owns 14,000,000 shares of the common stock of FNG, representing 2.8% of that class. Mr. Svilar's FNG holdings include 4,000,000 shares held directly in joint tenancy with other family members, the 5,000,000 shares held by the Company and the 5,000,000 shares held by USECC. Harold F. Herron holds 265,000,000 shares of the common stock of FNG, representing 52.9%, respectively, of those classes. Mr. Herron's FNG shares include 5,000,000 directly-owned shares, the shares held by USE and USECC. None of the other directors or officers of the Company beneficially hold any other shares of stock of FNG. All executive officers and directors of the Company as a group (six persons) beneficially hold 284,500,000 shares of the stock of FNG, representing 56.8% of the outstanding shares of that company. Mr. John L. Larsen holds 7,024,219 shares of NWG consisting of the 6,982,219 held by USE, 1,000 directly held shares, 1,000 shares held directly by his wife and 40,000 shares which are subject to forfeiture, representing 89.9% of the outstanding common stock of NWG. Harold F. Herron beneficially holds 7,027,704 shares of NWG consisting of the 6,982,219 shares held by USE, 5,575 shares held directly and 40,000 shares subject to forfeiture, representing 90% of the outstanding stock of NWG. Messrs. Keith G. Larsen, Svilar and Lorimer each hold 40,000 shares of NWG, which are subject to forfeiture.

                              ELECTION OF DIRECTORS

     Directors are currently elected for terms expiring at the next annual meeting of the shareholders and until their successors are elected and qualified. In the event the number of directors is increased to six or more, the Company's Articles of Incorporation provide that the directors are then to be divided into three groups or classes, and elected to staggered terms of three years expiring at the third succeeding annual meeting. The directors nominated for re-election at the Annual Meeting are as follows:

                                 Other positions            Director
Name                   Age       with the Company             since
----                   ---       ----------------           ---------

John L. Larsen          71      Chairman of the Board,         1974
                                CEO, Vice President
                                (a)(b)(c)

Daniel P. Svilar        74      Secretary(a)                   1980

Michael D. Zwickl       55      Assistant Secretary (b)        1984

     It is recommended that the shareholders vote for the re-election of the directors.

     (a) Member of the executive committee.
     (b) Member of the audit committee.
     (c) Trustee of the USE Employee Stock Ownership Plan (the "ESOP").

     Executive officers of the Company are elected by the Board at annual directors' meetings, which follow each Annual Shareholders' Meeting, to serve until the officer's successor has been duly elected and qualified, or until death, resignation or removal by the Board.

BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS OF DIRECTORS AND NOMINEES.

     JOHN L. LARSEN has been principally employed as an officer and director of the Company and U.S. Energy Corp. ("USE") for more than the past five years. He is also a director of USE's affiliate Northwest Gold, Inc. (NWG"). USE and NWG have registered equity securities under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. Larsen is Chief Executive Officer and Chairman of the board of directors of Plateau Resources, Limited and of Sutter Gold Mining Company, a director of Yellow Stone Fuels Corp., and Chairman of the Board of Rocky Mountain Gas, Inc.

     DANIEL P. SVILAR has been General Counsel for Crested and USE for more than the past five years. He also has served as Secretary and a director of Crested, and Assistant Secretary of USE. He was appointed Secretary of USE on March 23, 2002. He is also an officer of Plateau and SGMC. His positions of General Counsel to, and as officers of the companies, are at the will of the board of directors. There are no understandings between Mr. Svilar and any other person pursuant to which he was named as officer or General Counsel. He has no family relationships with any of the other executive officers or directors of USE or Crested, except his nephew Nick Bebout is a USE director. During the past five years, Mr. Svilar has not been involved in any Reg. S-K Item 401(d) proceeding.

     MICHAEL D. ZWICKL has been engaged in the private practice of law at Casper, Wyoming for more than the past five years. Mr. Zwickl received a B.S.M.E. degree from the University of Wyoming in 1969. He received a J.D. degree from the University of Wyoming in 1975 and was admitted to the practice of law in Wyoming during that year. Mr. Zwickl is director and president of NUPEC Resources, Inc. which has registered equity securities under the Exchange Act.

FILING OF REPORTS UNDER SECTION 16(A)

     The Company has conducted a review of Forms 3, 4 and 5 (as amended) and certain written representations of persons filing reports with the SEC under
Section 16(a) of the Exchange Act. Based solely upon a review of those reports and written representations, the Company believes no director, executive officer, beneficial owner of more than ten percent of the Common Stock or other person who was otherwise subject to Section 16, failed to file such reports on a timely basis related to transactions occurring during the seven months ended December 31, 2002.

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following information is provided pursuant to Item 401 of Reg. S-K, regarding the only executive officer of the Company who is not also a director.

     ROBERT SCOTT LORIMER, age 52, has been and Chief Accounting Officer for both USE and Crested for more than the past five years. Mr. Lorimer also has been Chief Financial Officer for both these companies since May 25, 1991, their Treasurer since December 14, 1990, and Vice President Finance since April 1998.

He serves at the will of the board of directors. There are no understandings between Mr. Lorimer and any other person, pursuant to which he was named as an officer, and he has no family relationship with any of the other executive officers or directors of USE or Crested. During the past five years, he has not been involved in any Reg. S-K Item 401(f) listed proceeding.

EXECUTIVE COMPENSATION

     Under a Management Agreement dated August 1, 1981, USE and Crested share certain general and administrative expenses, including compensation of the officers and directors of the companies (but excluding directors' fees) which have been paid through the USECC Joint Venture ("USECC"). Substantially all the work efforts of the officers of USE and Crested are devoted to the business of both companies.

     All USECC personnel are USE employees, in order to utilize USE's ESOP as an employee benefit mechanism. The Company charges USECC for the direct and indirect costs of its employees for time spent on USECC matters, and USECC charges one-half of that amount to each of Crested and USE.

     The following table sets forth the compensation paid to the USE Chief Executive Officer, and those of the four most highly compensated USE executive officers, and Peter G. Schoonmaker, president of RMG, who were paid more than $100,000 cash in any of the two fiscal years ended May 31, 2002, and more than $50,000 for the seven months ended December 31, 2002. The table includes compensation paid such persons by Crested for the seven months ended December 31, 2002, and the two fiscal years ended May 31, 2001 and 2000 for such persons' services to such subsidiaries. to such subsidiaries.

                                                   SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                             -------------------------------------
                                              Annual Compensation                    Awards             Payouts
                                   -------------------------------------------------------------------------------
(a)                        (b)         (c)            (d)            (e)          (f)           (g)          (h)         (i)
                                                                    Other
Name                                                               Annual     Restricted                              All Other
and                                                                Compen-       Stock                      LTIP       Compen-
Principal                                                          sation      Award(s)      Options/      Payouts     sation
Position                  Year      Salary($)      Bonus($)          ($)          ($)         SARs(#)        ($)       ($)(1)
--------------------------------------------------------------------------------------------------------------------------------
John L. Larsen           2002*     $ 109,500     $  7,500(2)     $ -0-       $ -0-            97,000(3)    $   -0-    $  11,700
 CEO and                 2002        152,000       18,000(4)       -0-         78,000(5)     100,000(3)        -0-       17,000
 Chairman                2001        153,000        4,300(7)       -0-        107,000(5)     184,400(6)        -0-       15,700

Keith G. Larsen          2002*     $  90,000     $  7,200(2)     $ -0-       $ -0-            97,000(3)    $          $   9,700
 President               2002        152,300       17,700(4)       -0-         -0-           100,000(3)        -0-       17,000
 and COO                 2001        153,900        3,600(7)       -0-         -0-           309,400(6)        -0-       15,700

Daniel P. Svilar         2002*     $  86,200     $  6,900(2)     $ -0-       $ -0-            97,000(3)    $   -0-    $   9,300
 General Counsel         2002        149,400       17,400(4)       -0-         58,500(5)     100,000(3)        -0-       16,700
 and Secretary           2001        140,400        4,000(7)       -0-         80,250(5)     121,900(6)        -0-       14,400

Harold F. Herron         2002*     $  60,500     $ 27,800(8)     $ -0-       $ -0-            97,000(3)    $   -0-    $   8,800
 Sr. Vice President      2002         99,500       53,600(8)       -0-         39,000(5)     100,000(3)        -0-       15,300
                         2001         96,400       40,760(8)       -0-         53,500(5)      96,900(6)        -0-       13,700

R. Scott Lorimer         2002*     $  83,500     $  6,800(2)     $ -0-       $ -0-            97,000(3)    $   -0-    $   9,000
 Treasurer               2002        141,000       17,000(4)       -0-         39,000(5)     100,000(3)        -0-       15,800
 and CFO                 2001        136,900        3,900(7)       -0-         53,500(5)     121,900(6)        -0-       14,100

Peter G. Schoonmaker     2002*     $  55,400     $ 23,100(9)     $ -0-       $ -0-            97,000(3)    $   -0-    $   7,800
 President of RMG        2002         96,000       46,300(9)       -0-         -0-           100,000(3)        -0-       14,200
                         2001         95,100       19,200(9)       -0-         -0-            71,900(6)        -0-       11,400

----------

     *  For seven months June 1, 2002 to December 31, 2002

     (1) Dollar values for ESOP contributions.

     (2) Consists of Christmas bonus amounts granted to employees during the seven month period ended December 31, 2002.

     (3) Stock options granted pursuant to the Company's 2001 Incentive Stock Option Plan. See details of the options under "Grants to Executive Officers in 2002 (Qualified and Nonqualified)" below.

     (4) Consists of $10,000 bonus granted to officers and employees after the conclusion of a coalbed methane gas transaction, and a Christmas bonus granted to employees. The Christmas bonus amounts granted for John L. Larsen, Keith G. Larsen, Daniel P. Svilar, Harold F. Herron, R. Scott Lorimer and Pete Schoonmaker during the former fiscal year ended May 31, 2002 were $8,000, $7,700, $7,400, $6,700, $7,000 and $6,300, respectively.

     (5) Consists of shares issued under the 1996 stock award program multiplied by$5.35 and $3.90 (the closing market price on the issue dates for former fiscal years 2001 and 2002 respectively). These shares are subject to forfeiture on termination of employment, except for retirement, death or disability. If the Company were to pay a stock dividend, dividends would be paid on these shares. The following table lists the number of shares issued to each executive each year.

                                         Number of Shares
                                   ----------------------------
     Name                           2001                  2002
     ----                           ----                  ----

     John L. Larsen                20,000                20,000
     Keith G. Larsen                 -0-                   -0-
     Daniel P. Svilar              15,000                15,000
     Harold F. Herron              10,000                10,000
     R. Scott Lorimer              10,000                10,000
     Peter G. Schoonmaker            -0-                   -0-

     (6) Stock options granted pursuant to the Company's 1998 Incentive Stock Option Plan. See details of the options.

     (7) Consists of a Christmas bonus paid in fiscal 2001.

     (8) Mr. Herron was instrumental in growing The Brunton Company to the level that it could be sold to a third party. For his efforts the Company granted Mr. Herron a bonus which is paid out over several years, ending in August 2004. The amount of the bonus paid was $21,200, $36,900 and $36,900 for seven months ended December 31, 2002, and the fiscal years ended May 31, 2002 and 2001, respectively. The total bonus paid also includes a Christmas bonus of $6,600, for the seven months ended December 31, 2002, and $6,700 and $3,900 for fiscal years ended May 31, 2002 and 2001, respectively, and a $10,000 bonus paid in 2002 to officers and employees after the conclusion of a coalbed methane gas transaction.

     (9) Mr. Schoonmaker completed equity financing for Rocky Mountain Gas. In recognition of Mr. Schoonmaker's accomplishments, the Company granted Mr. Schoonmaker a bonus which will be paid out over several years, ending in November 2003. The compensation that Mr. Schoonmaker received under this bonus plan was $17,300 during the seven months ended December 31, 2002, and $30,000 and $16,500 during the fiscal years ended May 31, 2002 and 2001, respectively. The total bonus paid also includes a Christmas bonus of $5,800 for the seven months ended December 31, 2002, and $6,300 and $2,600 in the fiscal years ended May 31, 2002 and 2001, respectively, and a $10,000 bonus paid in 2002 to officers and employees after the conclusion of a coalbed methane gas transaction.

EXECUTIVE COMPENSATION PLANS AND EMPLOYMENT AGREEMENTS

     USE has adopted a plan to pay the dependants of Messrs. J. Larsen and Svilar amounts equivalent to the salaries they are receiving at the time of their death, for a period of one year after death, and reduced amounts for up to five years thereafter. The amounts to be paid in such subsequent years have not yet been established, but would be established by the boards of directors of USE and Crested.

     Mr. Svilar has an employment agreement with USE and Crested, which provides for an annual salary in excess of $100,000, with the condition that Mr. Svilar pay an unspecified amount of expenses incurred by him on behalf of the Company, USE and its affiliates. In the event Mr. Svilar's employment is involuntarily terminated, he is to receive an amount equal to the salary he was being paid at termination, for a year. If he should voluntarily terminate his employment, USE and Crested will pay him that salary for nine months thereafter. The foregoing is in addition to Mr. Svilar's Executive Severance and Non-Compete Agreement with USE (see below).

     In fiscal 1992, USE signed Executive Severance and Non-Compete Agreements with Messrs. John L. Larsen, Svilar and Lorimer, providing for payment to such person upon termination of his employment with USE, occurring within three years after a change in control of USE, of an amount equal to (i) severance pay in an amount equal to three times the average annual compensation over the prior five taxable years ending before change in control, (ii) legal fees and expenses incurred by such persons as a result of termination, and (iii) the difference between market value of securities issuable on exercise of vested options to purchase securities in USE, and the options' exercise price. These Agreements also provide that for the three years following termination, the terminated individual will not compete with USE in most of the western United States in regards to exploration and development activities for uranium, molybdenum, silver or gold. For such non-compete covenant, such persons will be paid monthly over a three year period an agreed amount for the value of such covenants. These Agreements are intended to benefit USE's shareholders, by enabling such persons to negotiate with a hostile takeover offeror and assist the board of directors concerning the fairness of a takeover, without the distraction of possible tenure insecurity following a change in control. As of this proxy statement, USE is unaware of any proposed hostile takeover.

     USE and Crested provide all of their employees with certain forms of insurance coverage, including life and health insurance with exception of Messrs. John L. Larsen and Daniel P. Svilar. The Company and USE reimburse Messrs. John L. Larsen and Svilar for their Medicare supplement premiums. The health insurance plan does not discriminate in favor of executive employees; life insurance of $200,000 is provided to each member of upper management (which includes all persons in the compensation table), $100,000 of such coverage is provided to middle-management employees, and $90,000 of such coverage is provided to other employees.

     EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP"). USE has adopted an ESOP to encourage ownership of the common stock by employees, and to provide a source of retirement income to them. The ESOP is a combination stock bonus plan and money purchase pension plan. It is expected that the ESOP will continue to invest primarily in the common stock. Messrs. J. Larsen and Herron are the trustees of the ESOP.

     Contributions to the stock bonus plan portion of the ESOP are discretionary and are limited to a maximum of 15% of the covered employees' compensation for each accounting year. Contributions to the money purchase pension portion of the ESOP are mandatory (fixed at ten percent of the compensation of covered employees for each year), are not dependent upon profits or the presence of accumulated earnings, and may be made in cash or shares of company's common stock.

     USE made a contribution of 43,867 shares to the ESOP for the seven months ended December 31, 2002, all of which were contributed under the money purchase pension plan. At the time the shares were contributed, the market price was $3.08 per share, for a total contribution with a market value of $135,100 (which has been funded by USE). The Company and USE each are responsible for one-half of that amount. 18,315 of the shares were allocated to the ESOP accounts of the USE executive officers and the president of Rocky Mountain Gas, Inc. Additionally, 4,806 shares were allocated to the ESOP accounts of these same individuals from ESOP shares forfeited by terminated employees who were not fully vested.

     Employee interests in the ESOP are earned pursuant to a seven year vesting schedule; after three years of service, the employee is vested to 20% of the ESOP account, and thereafter at 20% per year. Any portion which is not vested is forfeited upon termination of employment, other than by retirement, disability, or death.

     The maximum loan outstanding during the seven months ended December 31, 2002 under a loan arrangement between USE and the ESOP was $927,013 at December 31, 2002. Interest owed by the ESOP was not booked by USE. The Company pays one-half of the amounts contributed to the ESOP by USE. Because the loans are expected to be repaid by contributions to the ESOP, Crested may be considered to indirectly owe one-half of the loan amounts to USE.

     1998 INCENTIVE STOCK OPTION PLAN. USE's 1998 Incentive Stock Option Plan ("1998 ISOP") reserved an aggregate of 2,750,000 shares of common stock for issuance upon exercise of options granted thereunder. Awards under the plan were made by a committee of three or more persons selected by the Board (presently Messrs. Herron, Bebout and Fraser) and ratified by the board of directors.

     Options expire no later than ten years from the date of grant, and upon termination of employment for cause. Subject to the ten year maximum period, upon termination, unless terminated for cause, options are exercisable for three months or in the case of retirement, disability or death, for one year.

     2001 INCENTIVE STOCK OPTION PLAN ("2001 ISOP"). The USE 2001 ISOP was approved at the USE 2001 Annual Meeting of Shareholders, and provides for the issuance of options to purchase up to 3.0 million shares of common stock; the options are intended to qualify under section 422 of the Internal Revenue Code. Options are issued at exercise prices equal to (or for holders of 10% of more of the outstanding stock at the time, 110% of) market price on grant dates, and would vest (become exercisable) at various times as determined by the executive committee and approved by the board of directors. All options are exercisable for cash, or through other means as determined by the executive committee and approved by the board of directors, in accordance with similar plans of public companies.

     For information about options, please see the USE consolidated Financial Statements for the seven months ended December 31, 2002. During the seven months ended December 31, 2002, options on 973,000 shares were granted, and previously granted options on 71,167 shares were exercised during the seven months ended December 31, 2002.

     In the prior fiscal year ended May 31, 2002, options on 1,030,000 shares were granted, and previously granted options on 253,337 shares were exercised as of May 31, 2002.

OPTION GRANTS TO USE EXECUTIVE OFFICERS IN THE SEVEN MONTHS ENDED
DECEMBER 31, 2002 (NONQUALIFIED)

The issuance of these options was previously disclosed in the Proxy Statement for the December 2002 Annual Shareholders' Meeting.

                                               PERCENT
                             NUMBER OF         OF ALL OPTIONS
                             SHARES UNDER-     GRANTED TO
                             LYING OPTIONS     EMPLOYEES         EXERCISE    EXPIRATION    GRANT DATE
NAME                         GRANTED           IN 2002           PRICE       DATE (1)      PRES. VALUE (2)

John L. Larsen                 97,000             10.0%           $2.25       12/07/11       $299,000
Keith G. Larsen                97,000             10.0%           $2.25       12/07/11       $299,000
Harold F. Herron               97,000             10.0%           $2.25       12/07/11       $299,000
Daniel P. Svilar               97,000             10.0%           $2.25       12/07/11       $299,000
R. Scott Lorimer               97,000             10.0%           $2.25       12/07/11       $299,000
Peter G. Schoonmaker*          97,000             10.0%           $2.25       12/07/11       $299,000

*    President of Rocky Mountain Gas, Inc.

(1)  These options were granted on August 8, 2002.

(2) The Black-Scholes option-pricing model was used to determine the grant date present value of the stock options that were granted to the named officer. The following facts and assumptions were used in making this calculation: An exercise price of $2.25 which was equal to the market value of the stock on the grant date (August 8, 2002); a zero dividend yield; expected volatility of 62.65%, risk-free interest rate of 5.6%, and an expected life of 10 years.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND SEVEN MONTHS ENDED 12/31/02 AND OPTION/SAR VALUES AT 12/31/02

     The following table shows options exercised during the seven month period ended December 31, 2002, options exercisable at May 31, 2002, and options exercisable and the dollar values for in-the-money options, at December 31, 2002 (closing market price on that date was $3.08).

      (a)                      (b)                (c)             (d)            (e)              (f)
                          In Seven Months Ended 12/31/02                                        Value of
                          ------------------------------      Number of       Number of       In-the-Money
                              Shares                         Options/SARS    Options/SARs     Options/SARs
                             Acquired            Value        at 5/31/02      at 12/31/02      at 12/31/02
Name                      on Exercise (#)     Realized($)     Exercisable     Exercisable      Exercisable
----                      ---------------     -----------     -----------     -----------      -----------

John L. Larsen,                -0-                -0-            77,718           77,718       $ 83,935 (1)
   CEO                         -0-                -0-            34,782           34,782       $  7,130 (2)
                               -0-                -0-           184,400          184,400       $125,392 (3)
                               -0-                -0-           100,000          100,000       $(82,000)(4)
                               -0-                -0-             -0-             97,000       $ 80,510 (5)

Keith G. Larsen                -0-                -0-            52,718           52,718       $ 56,935 (1)
   President                   -0-                -0-            34,782           34,782       $  7,130 (s)
                               -0-                -0-           309,400          309,400       $210,392 (3)
                               -0-                -0-           100,000          100,000       $(82,000)(4)
                               -0-                -0-             -0-             97,000       $ 80,510 (5)

      (a)                      (b)                (c)             (d)            (e)              (f)
                          In Seven Months Ended 12/31/02                                        Value of
                          ------------------------------      Number of       Number of       In-the-Money
                              Shares                         Options/SARS    Options/SARs     Options/SARs
                             Acquired            Value        at 5/31/02      at 12/31/02      at 12/31/02
Name                      on Exercise (#)     Realized($)     Exercisable     Exercisable      Exercisable
----                      ---------------     -----------     -----------     -----------      -----------


Harold F. Herron,                -0-               -0-           40,218          40,218         $ 43,435 (1)
   Sr. Vice President            -0-               -0-           34,782          34,782         $  7,130 (2)
                               29,500          $33,661(6)        96,900          67,400         $ 45,832 (3)
                                 -0-               -0-          100,000         100,000         $(82,000)(4)
                                 -0-               -0-            -0-            97,000         $ 80,510 (5)

Daniel P. Svilar                 -0-               -0-           40,218          40,218         $ 43,435 (1)
   Secretary                     -0-               -0-           34,782          34,782         $  7,130 (2)
                                 -0-               -0-          121,900         121,900         $ 82,892 (3)
                                 -0-               -0-          100,000         100,000         $(82,000)(4)
                                 -0-               -0-            -0-            97,000         $ 80,510 (5)

R. Scott Lorimer                 -0-               -0-           40,218          40,218         $ 43,435 (1)
   Treasurer                     -0-               -0-           34,782          34,782         $  7,130 (2)
                               41,667          $70,417(7)       121,900          80,233         $ 54,558 (3)
                                 -0-               -0-          100,000         100,000         $(82,000)(4)
                                 -0-               -0-            -0-            97,000         $ 80,510 (5)

---------

     (1) Equal to $3.08, the closing market price on December 31, 2002, less $2.00 per share option exercise price, multiplied by all shares exercisable.

     (2) Equal to $3.08, the closing market price on December 31, 2002, less $2.875 per share option exercise price, multiplied by all shares exercisable.

     (3) Equal to $3.08, the closing market price on December 31, 2002, less $2.40 per share option exercise price, multiplied by all shares exercisable.

     (4) Equal to $3.08, the closing market price on December 31, 2002, less $3.90 per share option exercise price, multiplied by all shares exercisable.

     (5) Equal to $3.08, the closing market price on December 31, 2002, less $2.25 per share option exercise price, multiplied by all shares exercisable.

     (6) Equal to $3.539, the closing market price on the date of exercise, less $2.40 per share option exercise price, multiplied by the number of options exercised. No shares acquired on exercise of these options have been sold.

     (7) Equal to $4.09, the closing market price on the date of exercise, less $2.40 per share option exercise price, multiplied by the number of options exercised. No shares acquired on exercise of these options have been sold.

     1996 STOCK AWARD PROGRAM. The Company had an annual incentive compensation arrangement for the issuance of up to 67,000 shares of common stock each year (from 1997 through 2002) to executive officers of the Company, in amounts determined each year based on earnings of the Company for the prior fiscal. A total of 349,158 shares were issued under this plan. The compensation committee did not award any shares under this plan during the seven months ended December 31, 2002.

     One-half of the compensation expense under the Program was the responsibility of Crested.

     Each allocation of shares was issued in the name of the officer, and is earned out (vested) over 5 years, at the rate of 20% as of May 31 of each year following the date of issue. However, none of the vested shares become available to or come under the control of the officer until termination of employment by retirement, death or disability. Upon termination, the share certificates will be released to the officer; until termination, the certificates are held by the Treasurer of the Company. Voting rights are exercised over the shares by the non-employee directors of the Company; dividends or other distributions with respect to the shares will be held by the Treasurer for the benefit of the officers.

     The number of shares awarded each year out of such 67,000 shares aggregate limit was determined by the compensation committee. The total shares issued were divided among the officers based on the following percentages: John L. Larsen 29.85%, Daniel P. Svilar 22.39%, Max T. Evans 17.91% (now deceased), Harold F. Herron 14.93% and R. Scott Lorimer 14.93%.

     2001 STOCK COMPENSATION PLAN. The USE shareholders approved the USE 2001 Stock Compensation Plan (the "plan"), at the USE 2001 Annual Shareholders Meeting.

     The plan has an initial term of seven years, with up to 10,000 shares of common stock to be issued in January of each year (starting 2002) to six individuals (five officers: John L. Larsen, Keith G. Larsen, Robert Scott Lorimer, Harold F. Herron, Daniel P. Svilar; and Peter Schoonmaker, president and a director of Rocky Mountain Gas, Inc.). The number of shares to be issued in any year will be determined by the executive committee and approved by the board of directors, taking into account our public stock prices at the date of grant and during the prior calendar year, USE's financial condition and business prospects, and other factors deemed appropriate. USE will pay the income taxes owed by recipients as a result of receipt of the stock. One-half of the compensation expense under the Program is the responsibility of Crested.

     The stock recipients will agree not to sell or transfer such shares during their employment with USE. As of December 31, 2002, no shares had been granted under the Plan.

     The USE 2001 Stock Compensation Plan is now the sole mechanism for compensating management with stock, however options may be granted to management and others under the 2001 ISOP. This plan is designed to reward executives with equity, and encourage them to increase their ownership of USE and not sell their shares in the market.

DIRECTORS' FEES AND OTHER COMPENSATION

     The Company pays non-employee directors a fee of $150 per meeting attended. All directors are reimbursed for expenses incurred with attending meetings.

     Non-employee directors are compensated for services with $400 per month, payable each year by the issue of shares of Crested Common Stock based on the closing stock market price as of January 15.

     A Management Cost Apportionment Committee was established by USE and the Company in 1982, for the purpose of reviewing the apportionment of costs between USE and the Company. John L Larsen and Scott Lorimer are members of this Committee. The Committee had no meetings during fiscal 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     FAMILY EMPLOYMENT. Three of John L. Larsen's sons, three sons-in-law and one grandson are employed by USE or subsidiaries. Collectively, Mr. Larsen and these family members received $665,300 in total compensation for services during the seven months ended December 31, 2002.

     TRANSACTIONS INVOLVING USECC AND CRESTED. USE and Crested conduct most activities through their equally-owned joint venture USECC. From time to time USE and Crested advance funds to or make payments on behalf of USECC, which create intercompany debt. The party extending funds is subsequently reimbursed by the other venturer. Crested owed USE $8,553,900 at December 31, 2002.

PROPOSAL 2:  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors seeks shareholder ratification of the board's appointment of Grant Thornton LLP, certified public accountants, to act as the auditors of our financial statements for the fiscal year ending December 31, 2003. The audit committee has recommended that the board retain this auditing firm for year 2003. Grant Thornton audited our financial statements for the fiscal years ended May 31, 2002 and 2001, and the seven month period ended December 31, 2002. The board has not determined what action, if any, would be taken should the appointment of Grant Thornton not be ratified at the meeting.

     ACCOUNTANT'S FEES. Grant Thornton billed the Company and USE the following fees in the seven month period ended December 31, 2002.

      Audit Fees:  $87,500

      Financial Information Systems Design and Implementation Fees: $ -0-

      All Other Fees:  $12,823

     The audit committee of the board of directors considers the provision of services described above to be compatible with Grant Thornton's independence.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Grant Thornton LLP has audited the Company's financial statements for the seven months ended December 31, 2002. A representative of Grant Thornton LLP will be present at the meeting in person or by telephone to respond to appropriate questions, and will be provided the opportunity to make a statement at the meeting. There have been no disagreements between the Company and Grant Thornton LLP concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which were not resolved to the satisfaction of that firm.

                             COPIES OF OUR FORM 10-K

     Promptly upon receiving a request from any shareholder, without charge, we will send to the requester a copy of our Annual Report on Form 10-K/A for the seven months ended December 31, 2002, with exhibits, as filed with the Securities and Exchange Commission. Please address your request to Daniel P. Svilar, Secretary, at Crested Corp., 877 North 8th West, Riverton, WY 82501, telephone (307) 856-9271. You also may call or fax him at T 307.856.9271, F 307.857.3050.

EXHIBITS

Exhibit No.       Description of Exhibit
-----------       ----------------------

   99.1           Audit Committee Charter
   99.2           Certification by Audit Committee

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PROXY                              CRESTED CORP.                           PROXY

   KNOW ALL PERSONS: That the undersigned shareholder of Crested Corp. (the "Company") in the amount noted below, hereby constitutes and appoints Messrs. John L. Larsen and Daniel P. Svilar, or either of them with full power of substitution, as attorneys and proxies, to appear, attend and vote all of the shares of stock standing in the name of the undersigned at the Annual Meeting of the Company's shareholders to be held at the Company's Offices on FRIDAY, JUNE 6, 2003 AT 11:00 A.M., local time, or at any adjournments thereof upon the following:

   THE PROXIES WILL VOTE: (1) AS YOU SPECIFY ON THIS CARD; (2) AS THE BOARD OF DIRECTORS RECOMMENDS WHERE YOU DO NOT SPECIFY YOUR VOTE ON A MATTER LISTED ON THIS CARD, AND (3) AS THE PROXIES DECIDE ON ANY OTHER MATTER.

   THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE DIRECTOR NOMINEES, AND IN FAVOR OF RATIFYING THE SELECTION OF INDEPENDENT AUDITORS.

   (INSTRUCTION: Mark only one box as to each item.)

1. Election of Directors:

               |_| FOR the nominees                   |_|  ABSTAIN

      John L. Larsen          Daniel P. Svilar          Michael D. Zwickl

   TO VOTE FOR SOME NOMINEE(S), BUT ABSTAIN FROM VOTING FOR OTHER NOMINEE(S),
   (1) CHECK THE FOR BOX FOR THE NOMINEE YOU WANT TO VOTE FOR, AND (2) DRAW A LINE THROUGH THE NAME OF THE NOMINEE(S) YOU WANT TO ABSTAIN FROM. TO ABSTAIN FROM VOTING FOR ALL NOMINEES, CHECK ONLY THE ABSTAIN BOX AND DO NOT DRAW A LINE THROUGH ANY NAME.

2. Ratification of appointment of Grant Thornton LLP as independent auditors for the current fiscal year.

   |_|  FOR the appointment     |_|  AGAINST the appointment     |_|  ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

PROXY                                CRESTED CORP.                         PROXY

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS. WHERE NO VOTE IS SPECIFIED, THE PROXYHOLDER WILL CAST VOTES FOR THE ELECTION OF MANAGEMENT'S NOMINEES AND, IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

   Sign your name exactly as it appears on the mailing label below. It is important to return this Proxy properly signed in order to exercise your right to vote, if you do not attend in person. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer, etc., indicate full title as such.

                                  ----------------------------------------------
                                  (Sign on this line - joint holders may sign appropriately)

                                  --------------------   -----------------------
                                  (Date)                 (Number of Shares)

                                  PLEASE NOTE: Please sign, date and place this Proxy in the enclosed self-addressed, postage prepaid envelope and deposit it in the mail as soon as possible. Please check if you are planning to attend the meeting |-|

                                  If the address on the mailing label is not correct, please provide the correct address in the following space.

                                  ----------------------------------------------

                                  ----------------------------------------------



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